Exhibit 10.34


            THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT AND SECOND
                               AMENDMENT TO NOTE


WHEREAS, Object Design, Inc. (the "Company") has entered into a certain Loan and Security Agreement dated as of December 17, 1996 (as amended, the "Agreement") with The First National Bank of Boston (now known as BankBoston, N.A.)( the "Bank");

WHEREAS, the Company has requested, and the Bank has agreed pursuant to the terms hereof, to extend the Revolving Credit Termination Date (as defined in the Agreement) from September 30, 1998 to November 30, 1998. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Bank hereby agree as follows:


I.       Amendment to Agreement.

         The definition of: "Revolving Credit Termination Date" set forth in
Section 1.1 of the Agreement is hereby amended and restated in its entirety as follows:

             "Revolving Credit Termination Date. November 30, 1998."


II.      Amendment to Note.

         The Note is hereby amended by changing the date "September 30, 1998" in the first and last sentences of the first paragraph thereof to "November 30, 1998".


III.     Miscellaneous.

         1. Other than as amended hereby, all terms and provisions of the Agreement, the Note, and related documents are ratified and affirmed as of the date hereof.

         2. The Company represents and warrants to the Bank that, after giving affect to this Amendment, no Default exists under the Agreement or related documents.
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Upon receipt of a fully executed copy of this Amendment by the Bank, this
Amendment shall be deemed to be an instrument executed under seal to be governed by the laws of The Commonwealth of Massachusetts effective as of the date hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their duly authorized officers as of November 4, 1998.



BANKBOSTON, N.A.
(formerly known as "THE FIRST NATIONAL BANK OF BOSTON")

         By: /s/ David Crane

         Its:  Director


OBJECT DESIGN, INC.

         By: /s/ Lacey Brandt

         Its:  Chief Financial Officer